UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2009

Date of reporting period: June 30, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein International Growth Fund

June 30, 2009

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 18, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the annual reporting period ended June 30, 2009. On May 8, 2008, the Boards of Directors (the “Boards”) of the Fund and AllianceBernstein International Research Growth Fund (“International Research Growth”) approved a proposal for the Fund to acquire International Research Growth. In connection with the acquisition, on July 25, 2008, all of International Research Growth’s assets and liabilities were transferred to the Fund, and stockholders of International Research Growth received shares of the Fund in exchange for their shares of the corresponding class of International Research Growth. The acquisition did not require approval of the Fund’s stockholders or International Research Growth’s stockholders.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies within various market sectors selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential. Research-driven stock selection is expected to be the primary driver of returns relative to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-US) Index (net and gross), and other decisions, such as country allocation, are generally the result of the stock selection process.

Examples of the types of market sectors in which the Fund may invest include, but are not limited to, telecommunications, information technology, health care, financial services, infrastructure, energy and natural resources, and consumer growth. Within each sector, senior sector analyst-managers apply a research driven, bottom-up stock selection process using the Adviser’s proprietary research to identify attractive companies. The Adviser relies heavily upon the fundamental and quantitative analysis of its large internal research staff. The Adviser looks for companies whose prospective earnings growth is not fully reflected in current market valuations.

The Adviser places research emphasis on identifying companies whose prospective earnings growth potential appears likely to outpace market expectations. In consultation with the senior sector analysts, the Adviser’s International Growth Portfolio Oversight Group (the “Group”) is responsible for the construction of the portfolio. The senior sector analysts and the Group allocate the Fund’s investments among the selected market sectors based on the fundamental company research conducted by the Adviser’s large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. Given the emphasis on bottom-up stock selection, the senior sector analysts and the Group may vary the percentage allocation to each sector and may, on occasion, change the market sec-

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

tors in which the Fund invests as companies’ potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 7 provides the performance results for the Fund and its primary benchmark, the MSCI AC World (ex-US) Index (net and gross). Also included are returns for the Fund’s secondary benchmark, the MSCI World (ex-US) Index (net) for the six- and 12-month periods ended June 30, 2009.

The Fund’s Class A shares without sales charges underperformed both benchmarks for the six- and 12-month periods ended June 30, 2009. For the 12-month reporting period, both the Fund and the benchmarks posted negative returns. The Fund’s underperformance was due primarily to stock selection, as its procyclical materials stocks were sold aggressively toward the end of 2008, when investors began to discount the prospect of recession. The Fund’s holdings in the materials, energy and utilities sectors suffered as a consequence, but this was partially offset by the Fund’s holdings in defensive sectors like consumer staples, technology and telecommunications, which benefited from the flight to safety.

For the six-month period ended June 30, 2009, the Fund’s Class A shares without sales charges underperformed the benchmarks, but by a lesser degree. The last three months of the reporting period saw a marked shift in market sentiment, as investors became encouraged that a global

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

recovery might be imminent. Cyclical stocks in the financials, industrials, consumer discretionary and materials sectors performed well as a result. The Fund benefited from solid stock selection in financials and materials, but below-benchmark sector weights in these two sectors offset their positive performance.

By definition, the Fund focuses on growth stocks and growth factors that were not fully rewarded during the recent value-centric period. Underperformance in general was the result of weak stock selection across most sectors, but most significantly in energy, consumer discretionary, industrials and information technology. In addition, a large underweight position in the strongly performing financials sector and an overweight in health care worked against the Fund. The Fund did not employ leverage for the six- or 12-month periods.

Market Review and Investment Strategy

Relief swept through markets in the second quarter of 2009, as it seemed as if the worst of the economic free fall might be over. Doomsday scenarios began to recede, and investors were rewarded with a strong rally in global markets. This was in sharp contrast to the second half of 2008, and the first two months of 2009, when investors expected the worst.

During the last three months of the annual period ended June 30, 2009, many investors reversed course and snapped up the very stocks they had recently shunned—value stocks,

smaller capitalization companies and those with weaker balance sheets. Growth stocks underperformed as value stocks dominated. The turnabout reflected growing investor confidence that many companies, which had recently seemed to be on the brink of annihilation, would survive. Some investors treated these stocks as relatively inexpensive options during an economic recovery, and purchased them.

The Group believes that if credit markets continue to thaw, causing debt issuance surges and credit spreads to narrow, economic growth will begin to resume in 2010. Therefore, while maintaining the Group’s disciplined approach, it has increased the Fund’s exposure to cyclical investments that may outperform in the early stages of an economic and market recovery. The Fund’s exposure tends to be concentrated in those companies that the Group believes have sound growth fundamentals.

The current investment climate appears to be a promising one for the Fund. Risk aversion has subsided, but it remains elevated, as investors weigh the trade-off between extraordinary opportunities and unnerving challenges. The Group believes this plays to the strengths of growth companies in general, and specifically to growth companies that are both fundamentally sound and cyclically sensitive.

Going forward, the Fund will continue with its concentration on midsize and larger companies that offer liquidity and solid track records. It will

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

also remain focused on companies whose debt burdens are below average. The Group believes that this focus and style of management, combined with improving global business and consumer sentiment, will serve the Fund well.

As active managers, the Group’s role is to steer a rational course through the market’s ups and downs, rather than attempt to outrun every market gyration. Therefore, the Group has remained steadfast in its investment discipline and continues to attempt to build a Fund of high-quality companies that research indicates are most likely to deliver positive results over time.

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net) nor the unmanaged MSCI All Country (AC) World (ex-US) Index (net and gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-US) Index (net and gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the US. The MSCI World (ex-US) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 23 developed market countries, excluding the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World (ex-US) Index values are calculated using net returns. The MSCI AC World (ex-US) Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. For values calculated using gross returns, the index series approximates the maximum possible dividend reinvestment. The amount reinvested is the dividend distributed to individuals resident in the country of the company, but does not include tax credits.

A Word About Risk

Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as those presented by illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Accounting standards and market regulations in emerging market nations are not the same as those in the US. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected. When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED JUNE 30, 2009	Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund Class A	11.13%	-39.15%

Class B*	10.62%	-39.70%

Class C	10.82%	-39.63%

Advisor Class†	11.31%	-39.02%

Class R†	11.01%	-39.33%

Class K†	11.16%	-39.19%

Class I†	11.38%	-38.90%

MSCI All Country (AC) World (ex-US) Index (net)	13.92%	-30.92%

MSCI All Country (AC) World (ex-US) Index (gross)	14.35%	-30.54%

MSCI World (ex-US) Index (net)	9.32%	-31.62%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

6/30/99 TO 6/30/09

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Fund Class A shares (from 6/30/99 to 6/30/09) as compared to the performance of the Fund’s primary benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark Disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2009
	NAV Returns	SEC Returns

Class A Shares
1 Year	-39.15%	-41.74%
5 Years	3.57%	2.68%
10 Years	3.31%	2.86%

Class B Shares
1 Year	-39.70%	-42.08%
5 Years	2.79%	2.79%
10 Years(a)	2.69%	2.69%

Class C Shares
1 Year	-39.63%	-40.22%
5 Years	2.84%	2.84%
10 Years	2.56%	2.56%

Advisor Class Shares†
1 Year	-39.02%	-39.02%
5 Years	3.89%	3.89%
10 Years	3.63%	3.63%

Class R Shares†
1 Year	-39.33%	-39.33%
Since Inception*	-1.64%	-1.64%

Class K Shares†
1 Year	-39.19%	-39.19%
Since Inception*	-1.38%	-1.38%

Class I Shares†
1 Year	-38.90%	-38.90%
Since Inception*	-1.01%	-1.01%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.38%, 2.15%, 2.10%, 1.08%, 1.60%, 1.33% and 0.90% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2009)
SEC Returns

Class A Shares
1 Year	-41.74%
5 Years	2.68%
10 Years	2.86%

Class B Shares
1 Year	-42.08%
5 Years	2.79%
10 Years(a)	2.69%

Class C Shares
1 Year	-40.22%
5 Years	2.84%
10 Years	2.56%

Advisor Class Shares†
1 Year	-39.02%
5 Years	3.89%
10 Years	3.63%

Class R Shares†
1 Year	-39.33%
Since Inception*	-1.64%

Class K Shares†
1 Year	-39.19%
Since Inception*	-1.38%

Class I Shares†
1 Year	-38.90%
Since Inception*	-1.01%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I are listed above.

See Historical Performance disclosures on pages 5-6.

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value January 1, 2009		Ending Account Value June 30, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,111.30	$1,017.95	$7.22	$6.90
Class B	$1,000	$1,000	$1,106.16	$1,013.93	$11.44	$10.94
Class C	$1,000	$1,000	$1,108.20	$1,014.28	$11.08	$10.59
Advisor Class	$1,000	$1,000	$1,113.10	$1,019.44	$5.66	$5.41
Class R	$1,000	$1,000	$1,110.10	$1,017.11	$8.11	$7.75
Class K	$1,000	$1,000	$1,111.60	$1,018.70	$6.44	$6.16
Class I	$1,000	$1,000	$1,113.80	$1,020.73	$4.30	$4.11
*	Expenses are equal to the classes' annualized expense ratios of 1.38%, 2.19%, 2.12%, 1.08%, 1.55%, 1.23% and 0.82%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Fund Expenses

PORTFOLIO SUMMARY

June 30, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,771.7

*	All data are as of June 30, 2009. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent less than 1.8% weightings in the following countries: Belgium, Denmark, Egypt, Greece, Hong Kong, India, Israel, Mexico, Russia, Singapore, South Africa, South Korea, Sweden, Thailand and United States.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS

June 30, 2009 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Industrial & Commercial Bank of China Ltd. – Class H	$52,429,188	3.0%
Tesco PLC	49,561,949	2.8
Credit Suisse Group AG	47,258,861	2.7
Standard Chartered PLC	46,339,877	2.6
Investimentos Itau SA	38,591,770	2.2
British American Tobacco PLC	35,895,667	2.0
ArcelorMittal (Euronext Amsterdam)	30,895,381	1.7
Roche Holding AG	29,988,306	1.7
BG Group PLC	29,935,342	1.7
Vodafone Group PLC	29,162,959	1.6
	$390,059,300	22.0%

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

June 30, 2009

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.5%
Financials – 23.5%
Capital Markets – 9.3%
Credit Suisse Group AG	1,031,492	$47,258,861
ICAP PLC	2,483,134	18,494,344
Julius Baer Holding AG	650,208	25,288,008
Macquarie Group Ltd.	627,121	19,632,988
Man Group PLC	6,339,218	29,058,064
Partners Group Holding AG	252,668	24,577,454

		164,309,719

Commercial Banks – 11.3%
Commercial International Bank	605,188	5,279,394
ICICI Bank Ltd.	1,248,352	18,717,400
Industrial & Commercial Bank of China Ltd. – Class H	75,689,000	52,429,188
Investimentos Itau SA	8,672,084	38,591,770
Siam Commercial Bank PCL	12,073,900	26,578,882
Standard Chartered PLC	2,464,495	46,339,877
United Overseas Bank Ltd.	1,183,000	11,937,404

		199,873,915

Diversified Financial Services – 1.4%
Companhia Brasileira de Meios de Pagamento(a)	384,200	3,303,787
Deutsche Boerse AG	124,880	9,718,724
IG Group Holdings PLC	2,617,350	12,080,233

		25,102,744

Insurance – 1.5%
Hannover Rueckversicherung AG(a)	234,400	8,665,145
Prudential PLC	2,612,308	17,856,371

		26,521,516

		415,807,894

Energy – 11.7%
Energy Equipment & Services – 3.6%
Saipem SpA	745,985	18,225,514
Schlumberger Ltd.	281,700	15,242,787
Tenaris SA	1,215,288	16,578,806
WorleyParsons Ltd.	746,888	14,234,414

		64,281,521

Oil, Gas & Consumable Fuels – 8.1%
BG Group PLC	1,777,657	29,935,342
BP PLC	3,035,025	23,982,451
LUKOIL (OTC US) (Sponsored ADR)	317,870	14,208,789
Petroleo Brasileiro SA (Sponsored ADR)	612,000	20,416,320
Santos Ltd.	922,030	10,803,032
Suncor Energy, Inc. (New York)	507,100	15,385,414
Suncor Energy, Inc. (Toronto)	167,074	5,080,520
Tullow Oil PLC	1,470,367	22,773,158

		142,585,026

		206,866,547

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 10.0%
Aerospace & Defense – 1.0%
BAE Systems PLC	3,129,657	$17,488,794

Construction & Engineering – 0.4%
Aveng Ltd.	1,622,224	7,364,103

Electrical Equipment – 1.7%
Gamesa Corp. Tecnologica SA	802,632	15,302,189
Schneider Electric SA	192,765	14,753,811

		30,056,000

Industrial Conglomerates – 2.1%
Siemens AG	358,120	24,764,796
Smiths Group PLC	1,016,578	11,762,678

		36,527,474

Machinery – 2.7%
AB SKF	434,898	5,375,239
Charter International PLC	1,052,403	7,503,253
Kubota Corp.	1,400,000	11,528,955
MAN AG	265,916	16,361,583
NGK Insulators Ltd.	373,000	7,602,397

		48,371,427

Road & Rail – 0.7%
Canadian National Railway Co.	307,130	13,194,589

Trading Companies & Distributors – 0.8%
Mitsui & Co. Ltd.	1,204,700	14,275,305

Transportation Infrastructure – 0.6%
China Merchants Holdings International Co. Ltd.	3,600,000	10,311,030

		177,588,722

Consumer Staples – 9.8%
Beverages – 1.5%
Anheuser-Busch InBev NV	499,906	18,126,253
Pernod-Ricard SA	117,513	7,429,551

		25,555,804

Food & Staples Retailing – 2.8%
Tesco PLC	8,486,923	49,561,949

Food Products – 2.1%
Groupe Danone	115,718	5,737,828
Nestle SA	681,227	25,722,048
Unilever NV	236,305	5,715,267

		37,175,143

Household Products – 1.4%
Reckitt Benckiser Group PLC	552,466	25,229,993

Tobacco – 2.0%
British American Tobacco PLC	1,300,372	35,895,667

		173,418,556

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Materials – 9.4%
Construction Materials – 0.4%
Anhui Conch Cement Co. Ltd. – Class H	1,150,000	$7,152,924

Metals & Mining – 9.0%
ArcelorMittal (Euronext Amsterdam)	933,594	30,895,381
BHP Billiton PLC	479,308	10,802,923
Cia Vale do Rio Doce (Sponsored ADR) – Class B	1,121,040	17,207,964
Equinox Minerals Ltd.(a)(b)	4,025,200	9,309,021
Equinox Minerals Ltd. (Toronto)(a)	4,855,940	11,230,262
Gerdau SA	1,923,500	20,123,373
Rio Tinto PLC	318,022	11,013,566
Sumitomo Metal Mining Co. Ltd.	1,399,000	19,652,959
Usinas Siderurgicas de Minas Gerais SA (preference shares) – Class A	675,000	14,333,631
Xstrata PLC	1,376,325	14,958,163

		159,527,243

		166,680,167

Consumer Discretionary – 8.7%
Auto Components – 0.9%
Denso Corp.	625,000	16,020,411

Automobiles – 1.9%
Bayerische Motoren Werke AG	423,240	15,987,816
Nissan Motor Co. Ltd.	1,989,600	12,074,665
Volkswagen AG	14,284	4,839,174

		32,901,655

Hotels, Restaurants & Leisure – 1.6%
Carnival PLC	791,198	21,072,490
Lottomatica SpA	312,985	6,043,461
OPAP, SA	57,843	1,542,381

		28,658,332

Household Durables – 0.6%
Panasonic Corp.	779,300	10,499,182

Media – 2.7%
British Sky Broadcasting Group PLC	415,795	3,121,256
Eutelsat Communications(a)	966,894	25,026,256
Pearson PLC	634,062	6,385,175
SES SA (FDR)	731,956	13,996,439

		48,529,126

Multiline Retail – 0.1%
Next PLC	88,396	2,141,691

Specialty Retail – 0.7%
Hennes & Mauritz AB-Class B	173,067	8,641,978
Nitori Co. Ltd.	58,550	4,146,244

		12,788,222

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.2%
Compagnie Financiere Richemont SA	131,582	$2,743,259

		154,281,878

Information Technology – 7.9%
Communications Equipment – 0.5%
Research In Motion Ltd.(a)	111,296	7,911,235

Electronic Equipment, Instruments & Components – 3.7%
AU Optronics Corp. (Sponsored ADR)	1,080,500	10,459,240
FUJIFILM Holdings Corp.	509,300	16,208,367
HON HAI Precision Industry Co. Ltd.	3,094,650	9,490,445
Hoya Corp.	288,400	5,777,200
Keyence Corp.	86,100	17,541,053
Murata Manufacturing Co. Ltd.	138,500	5,911,098

		65,387,403

IT Services – 0.4%
Cap Gemini SA	196,629	7,277,127

Office Electronics – 0.6%
Canon, Inc.	215,000	7,022,761
Ricoh Co. Ltd.	344,000	4,431,472

		11,454,233

Semiconductors & Semiconductor Equipment –1.3%
Samsung Electronics Co. Ltd.	21,323	9,859,000
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored ADR)	1,334,100	12,553,881

		22,412,881

Software – 1.4%
SAP AG	439,963	17,738,511
Shanda Interactive Entertainment Ltd. (Sponsored ADR)(a)	133,300	6,970,257

		24,708,768

		139,151,647

Health Care – 7.8%
Biotechnology – 0.6%
Grifols SA	575,002	10,199,821

Health Care Providers & Services – 0.7%
Fresenius Medical Care AG & Co. KGaA	291,713	13,108,483

Pharmaceuticals – 6.5%
AstraZeneca PLC	253,323	11,169,647
Bayer AG	236,750	12,722,935
GlaxoSmithKline PLC	871,225	15,388,762
Novo Nordisk A/S – Class B	147,384	8,027,305
Roche Holding AG	220,094	29,988,306
Sanofi-Aventis	256,990	15,185,396

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

Company	Shares	U.S. $ Value

Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	466,795	$23,031,665

		115,514,016

		138,822,320

Telecommunication Services – 7.3%
Diversified Telecommunication Services – 2.9%
China Unicom Hong Kong Ltd.	1,522,000	2,023,697
Global Village Telecom Holding SA(a)	336,700	5,601,643
Iliad SA	109,719	10,669,994
Telefonica SA	1,158,341	26,305,317
Vimpel-Communications (Sponsored ADR)(a)	588,000	6,920,760

		51,521,411

Wireless Telecommunication Services – 4.4%
America Movil SAB de CV Series L (ADR)	352,007	13,629,711
China Mobile Ltd.	1,418,500	14,203,212
Idea Cellular Ltd.(a)	674,353	1,003,682
MTN Group Ltd.	668,564	10,268,085
NTT DoCoMo, Inc.	7,025	10,275,031
Vodafone Group PLC	14,994,153	29,162,959

		78,542,680

		130,064,091

Utilities – 2.4%
Electric Utilities – 1.2%
E.ON AG	352,696	12,519,903
The Kansai Electric Power Co., Inc.	412,100	9,090,293

		21,610,196

Independent Power Producers & Energy Traders – 0.5%
China Resources Power Holdings Co.	3,814,000	8,435,726

Multi-Utilities – 0.7%
GDF Suez	349,020	13,064,554

		43,110,476

Total Common Stocks (cost $1,799,018,835)		1,745,792,298

RIGHTS – 0.4%
Materials – 0.3%
Metals & Mining – 0.3%
Rio Tinto PLC(a)	166,961	5,782,103

Financials – 0.1%
Commercial Banks – 0.1%
Investimentos Itau SA	160,602	714,698

Total Rights (cost $7,011,545)		6,496,801

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 0.2%
Time Deposit – 0.2%
Wells Fargo Grand Cayman 0.16%, 7/01/09 (cost $2,700,000)	2,700	$2,700,000

Total Investments – 99.1% (cost $1,808,730,380)		1,754,989,099
Other assets less liabilities – 0.9%		16,723,461

Net Assets – 100.0%		$1,771,712,560

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 8/17/09	27,033	$19,938,189	$21,705,940	$1,767,751
Australian Dollar settling 8/17/09	23,907	17,967,305	19,195,942	1,228,637
Australian Dollar settling 8/17/09	21,343	16,182,689	17,137,198	954,509
Australian Dollar settling 8/17/09	133,907	103,006,621	107,519,599	4,512,978
Australian Dollar settling 8/17/09	11,398	8,847,584	9,151,937	304,353
British Pound settling 8/17/09	7,502	12,134,485	12,341,730	207,245
British Pound settling 8/17/09	14,279	23,553,782	23,490,745	(63,037)
British Pound settling 8/17/09	39,148	64,033,209	64,403,366	370,157
British Pound settling 8/17/09	12,399	20,204,666	20,397,909	193,243
Canadian Dollar settling 8/17/09	5,101	4,568,496	4,386,761	(181,735)
Canadian Dollar settling 8/17/09	7,856	6,935,089	6,756,007	(179,082)
Euro Dollar settling 8/17/09	13,026	16,977,828	18,273,216	1,295,388
Euro Dollar settling 8/17/09	24,949	33,331,365	34,999,114	1,667,749
Euro Dollar settling 8/17/09	13,198	17,955,879	18,514,502	558,623
Euro Dollar settling 8/17/09	27,206	38,017,392	38,165,293	147,901
Euro Dollar settling 8/17/09	50,258	71,171,359	70,503,246	(668,113)
Japanese Yen settling 8/17/09	1,086,837	11,108,082	11,287,926	179,844
Japanese Yen settling 8/17/09	14,872,076	154,796,524	154,461,887	(334,637)
Japanese Yen settling 8/17/09	1,562,188	16,397,137	16,224,938	(172,199)
Japanese Yen settling 8/17/09	2,634,031	27,237,795	27,357,135	119,340
Japanese Yen settling 8/17/09	2,141,132	22,265,190	22,237,870	(27,320)
New Zealand Dollar settling 8/17/09	133,555	80,115,637	85,928,975	5,813,338
Norwegian Kroner settling 8/17/09	394,784	61,082,762	61,320,491	237,729
Norwegian Kroner settling 8/17/09	70,723	11,194,510	10,985,169	(209,341)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at June 30, 2009	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Australian Dollar settling 8/17/09	10,921	$8,754,383	$8,768,933	$(14,550)
British Pound settling 8/17/09	5,497	8,141,167	9,043,254	(902,087)
British Pound settling 8/17/09	16,481	24,114,834	27,113,310	(2,998,476)
British Pound settling 8/17/09	21,573	32,461,756	35,490,289	(3,028,533)
British Pound settling 8/17/09	4,165	6,267,783	6,851,947	(584,164)
British Pound settling 8/17/09	199,153	308,555,709	327,631,646	(19,075,937)
Canadian Dollar settling 8/17/09	6,866	5,569,300	5,904,627	(335,327)
Canadian Dollar settling 8/17/09	14,334	12,241,029	12,326,961	(85,932)
Canadian Dollar settling 8/17/09	20,070	17,357,087	17,259,809	97,278
Canadian Dollar settling 8/17/09	11,480	10,310,575	9,872,577	437,998
Canadian Dollar settling 8/17/09	10,314	9,484,225	8,869,839	614,386
Euro Dollar settling 8/17/09	6,310	8,820,307	8,851,834	(31,527)
Euro Dollar settling 8/17/09	16,486	22,946,369	23,126,995	(180,626)
Euro Dollar settling 8/17/09	21,920	30,575,550	30,749,953	(174,403)
Japanese Yen settling 8/17/09	623,366	6,561,056	6,474,300	86,756
Japanese Yen settling 8/17/09	2,722,552	28,751,962	28,276,518	475,444
Japanese Yen settling 8/17/09	1,752,481	18,386,975	18,201,327	185,648
Japanese Yen settling 8/17/09	5,852,126	60,606,110	60,780,379	(174,269)
Japanese Yen settling 8/17/09	4,316,859	44,891,993	44,835,044	56,949
Japanese Yen settling 8/17/09	2,253,717	22,951,911	23,407,181	(455,270)
Japanese Yen settling 8/17/09	4,775,163	48,804,339	49,595,005	(790,666)
New Zealand Dollar settling 8/17/09	10,899	6,968,493	7,012,391	(43,898)
Norwegian Kroner settling 8/17/09	50,168	7,832,484	7,792,429	40,055
Swedish Krona settling 8/17/09	39,379	5,125,738	5,103,866	21,872
Swiss Franc settling 8/17/09	91,486	82,281,942	84,249,036	(1,967,094)
Swiss Franc settling 8/17/09	7,753	7,118,003	7,139,702	(21,699)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2009, the market value of this security amounted to $9,309,021 or 0.5% of net assets.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

June 30, 2009

Assets
Investments in securities, at value (cost $1,808,730,380)	$1,754,989,099
Cash	9,417
Foreign currencies, at value (cost $30,372,680)	30,434,229
Receivable for investment securities sold and foreign currency contracts	158,735,573
Unrealized appreciation of forward currency exchange contracts	21,575,171
Receivable for capital stock sold	3,326,281
Dividends and interest receivable	10,159,208
Other assets	5,107

Total assets	1,979,234,085

Liabilities
Payable for investment securities purchased and foreign currency contracts	163,727,984
Unrealized depreciation of forward currency exchange contracts	32,699,922
Payable for capital stock redeemed	6,835,386
Payable for India capital gains tax	1,716,914
Advisory fee payable	1,112,979
Distribution fee payable	537,368
Transfer Agent fee payable	178,604
Administrative fee payable	24,471
Accrued expenses	687,897

Total liabilities	207,521,525

Net Assets	$1,771,712,560

Composition of Net Assets
Capital stock, at par	$156,557
Additional paid-in capital	3,031,494,196
Undistributed net investment income	34,587,152
Accumulated net realized loss on investment and foreign currency transactions	(1,228,174,430)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(66,350,915)

$1,771,712,560

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,106,112,751	96,388,102	$11.48	*

B	$55,831,753	5,357,739	$10.42

C	$228,401,740	21,866,319	$10.45

Advisor	$302,956,155	26,099,194	$11.61

R	$41,264,539	3,621,485	$11.39

K	$11,486,375	1,002,782	$11.45

I	$25,659,247	2,221,267	$11.55

*	The maximum offering price per share for Class A shares was $11.99 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended June 30, 2009

Investment Income
Dividends (net of foreign taxes withheld of $5,549,084)	$60,427,076
Interest	316,677	$60,743,753

Expenses
Advisory fee (see Note B)	15,631,601
Distribution fee—Class A	3,840,701
Distribution fee—Class B	738,752
Distribution fee—Class C	3,015,303
Distribution fee—Class R	214,565
Distribution fee—Class K	25,718
Transfer agency—Class A	2,645,225
Transfer agency—Class B	208,084
Transfer agency—Class C	685,462
Transfer agency—Advisor Class	735,090
Transfer agency—Class R	96,667
Transfer agency—Class K	20,575
Transfer agency—Class I	6,381
Custodian	931,771
Printing	373,830
Registration	179,574
Administrative	99,760
Audit	63,706
Legal	61,570
Directors’ fees	48,252
Miscellaneous	71,685

Total expenses	29,694,272
Less: expense offset arrangement (see Note B)	(15,210)

Net expenses		29,679,062

Net investment income		31,064,691

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,206,207,234)
Foreign currency transactions		18,194,873
Net change in unrealized depreciation of:
Investments		(306,746,894)
Foreign currency denominated assets and liabilities		(13,179,224)

Net loss on investments and foreign currency transactions		(1,507,938,479)

Net Decrease in Net Assets from Operations		$(1,476,873,788)

See notes to financial statements.

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended June 30, 2009	Year Ended June 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$31,064,691	$39,043,930
Net realized gain (loss) on investments and foreign currency transactions	(1,188,012,361)	47,413,307
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	(319,926,118)	(175,972,569)
Contributions from Adviser (see Note B)	– 0	–	78,968

Net decrease in net assets from operations	(1,476,873,788)	(89,436,364)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(31,031,193)	(15,438,794)
Class B	(1,246,157)	(361,602)
Class C	(5,865,485)	(1,378,416)
Advisor Class	(8,973,727)	(4,263,259)
Class R	(868,294)	(327,559)
Class K	(218,825)	(89,448)
Class I	(469,533)	(303,000)
Net realized gain on investment and foreign currency transactions
Class A	(2,224,458)	(111,480,268)
Class B	(130,488)	(8,636,651)
Class C	(614,186)	(32,922,894)
Advisor Class	(566,166)	(23,533,185)
Class R	(68,640)	(2,805,711)
Class K	(15,686)	(590,931)
Class I	(28,456)	(1,581,201)
Capital Stock Transactions
Net increase (decrease)	(136,254,236)	1,142,070,183

Total increase (decrease)	(1,665,449,318)	848,920,900
Net Assets
Beginning of period	3,437,161,878	2,588,240,978

End of period (including undistributed net investment income of $34,587,152 and $34,222,537, respectively)	$1,771,712,560	$3,437,161,878

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Statement of Changes In Net Assets

NOTES TO FINANCIAL STATEMENTS

June 30, 2009

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Investments in Securities	Level 1		Level 2		Level 3		Total
Common Stocks
Financials	$41,895,557		$347,333,455		$26,578,882		$415,807,894
Energy	56,125,041		150,741,506		– 0	–	206,866,547
Industrials	13,194,589		164,394,133		– 0	–	177,588,722
Consumer Staples	– 0	–	173,418,556		– 0	–	173,418,556
Materials	83,217,817		83,462,350		– 0	–	166,680,167
Consumer Discretionary	– 0	–	154,281,878		– 0	–	154,281,878
Information Technology	37,894,613		101,257,035		– 0	–	139,151,648
Health Care	23,031,665		115,790,655		– 0	–	138,822,320
Telecommunication Services	41,359,008		88,705,083		– 0	–	130,064,091
Utilities	– 0	–	43,110,476		– 0	–	43,110,476
Rights	6,496,800		– 0	–	– 0	–	6,496,800
Short term	– 0	–	2,700,000		– 0	–	2,700,000

	303,215,090		1,425,195,127	†	26,578,882		1,754,989,099
Other Financial Instruments*	– 0	–	(11,124,751)		– 0	–	(11,124,751)

Total	$303,215,090		$1,414,070,376		$26,578,882		$1,743,864,348

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of those securities trading in such markets. To account for this, the Fund may frequently

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

	Common Stocks		Other Financial Instruments
Balance as of 6/30/08	$63,106,913		$	– 0	–
Accrued discounts/premiums	– 0	–		– 0	–
Realized gain (loss)	(45,564,403)			– 0	–
Change in unrealized appreciation/depreciation	18,527,403			– 0	–
Net purchases (sales)	(9,491,031)			– 0	–
Net transfers in and/or out of Level 3	– 0	–		– 0	–

Balance as of 6/30/09	$26,578,882		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 6/30/09	$(444,327	)**	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with FASB Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Recent Accounting Pronouncements

During the period ended June 30, 2009, the Fund adopted FASB Statement of Financial Accounting Standards No. 161 (“FAS 161”), “Disclosures about Derivative Instruments and Hedging Activities.” FAS 161 requires enhanced disclosure about an entity’s derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements (see Note D.1)

In accordance with the provision set forth in FASB Statement of Financial Accounting Standards No. 165 “Subsequent Events”, adopted by the Fund as of

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements issued on August 26, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2009, there were no fees waived by the Adviser.

For the year ended June 30, 2008, the Adviser reimbursed the Fund $78,968 for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund paid $99,760 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2009.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the fund Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $1,697,663 for the year ended June 30, 2009.

For the year ended June 30, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $15,210 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $22,006 from the sale of Class A shares and received $23,638, $145,379 and $130,386 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the year ended June 30, 2009, amounted to $5,025,426, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,481,552, $3,785,197, $383,575 and $85,039 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2009, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,172,341,918		$2,537,816,764
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost	$1,842,923,007

Gross unrealized appreciation	$145,000,443
Gross unrealized depreciation	(232,934,351)

Net unrealized depreciation	$(87,933,908)

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

At June 30, 2009, the Fund had entered into the following derivatives (not designated as hedging instruments under FAS No. 133 “Accounting for Derivative Instruments and Hedging Activities”):

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments under Statement 133	Statement of Assets and Liabilities Location	Fair value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$21,575,171	Unrealized depreciation of forward currency exchange contracts	$32,699,922

Total		$21,575,171		$32,699,922

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

The effect of derivative instruments on the Statement of Operations for the year ended June 30, 2009:

Derivatives Not Accounted for as Hedging Instruments under Statement 133	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; change in unrealized appreciation/ depreciation of foreign currency denominated assets and liabilities	$24,855,814	$(11,124,751)

Total		$24,855,814	$(11,124,751)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

	SHARES			AMOUNT
	Year Ended June 30, 2009	Year Ended June 30, 2008		Year Ended June 30, 2009	Year Ended June 30, 2008

Class A
Shares sold	34,430,239	49,815,862		$421,137,742	$1,015,136,410

Shares issued in reinvestment of dividends	1,638,946	5,583,422		29,617,125	116,972,683

Shares converted from Class B	1,318,081	1,123,314		16,297,573	22,706,877

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	10,343,921	– 0	–	168,019,089	– 0	–

Shares redeemed	(62,293,020)	(23,784,543)		(737,977,819)	(475,736,602)

Net increase (decrease)	(14,561,833)	32,738,055		$(102,906,290)	$679,079,368

Class B
Shares sold	462,843	1,599,463		$6,303,813	$29,885,623

Shares issued in reinvestment of distributions	140,267	435,421		1,257,609	8,355,732

Shares converted to Class A	(1,445,330)	(1,227,647)		(16,297,573)	(22,706,877)

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	2,048,151	– 0	–	25,021,335	– 0	–

Shares redeemed	(2,386,097)	(1,406,720)		(24,957,859)	(25,879,624)

Net decrease	(1,180,166)	(599,483)		$(8,672,675)	$(10,345,146)

Class C
Shares sold	2,920,151	11,088,470		$41,031,947	$208,247,749

Shares issued in reinvestment of distributions	869,120	1,682,373		5,930,506	32,335,203

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	2,358,782	– 0	–	37,479,155	– 0	–

Shares redeemed	(15,229,770)	(4,996,747)		(157,509,461)	(91,005,237)

Net increase (decrease)	(9,081,717)	7,774,096		$(73,067,853)	$149,577,715

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

	SHARES			AMOUNT
	Year Ended June 30, 2009	Year Ended June 30, 2008		Year Ended June 30, 2009	Year Ended June 30, 2008
Advisor Class
Shares sold	17,651,688	18,201,116		$222,430,274	$371,154,033

Shares issued in reinvestment of dividends	796,035	1,156,308		7,366,377	24,432,797

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	3,054,066	– 0	–	55,388,940	– 0	–

Shares redeemed	(23,462,888)	(6,469,578)		(254,794,573)	(130,846,183)

Net increase (decrease)	(1,961,099)	12,887,846		$30,391,018	$264,740,647

Class R
Shares sold	2,319,233	1,314,834		$26,390,889	$55,596,514

Shares issued in reinvestment of dividends	64,550	42,849		1,196,518	3,132,834

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	1,141	– 0	–	22,933	– 0	–

Shares redeemed	(2,172,421)	(341,635)		(22,715,451)	(18,225,056)

Net increase	212,503	1,016,048		$4,894,889	$40,504,292

Class K
Shares sold	480,838	407,338		$5,575,210	$10,574,792

Shares issued in reinvestment of dividends	13,007	8,115		234,509	680,374

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	36,980	– 0	–	807,234	– 0	–

Shares redeemed	(317,114)	(67,961)		(3,624,967)	(3,267,256)

Net increase	213,711	347,492		$2,991,986	$7,987,910

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

	SHARES			AMOUNT
	Year Ended June 30, 2009	Year Ended June 30, 2008		Year Ended June 30, 2009	Year Ended June 30, 2008
Class I
Shares sold	940,674	794,944		$9,847,180	$11,168,062

Shares issued in reinvestment of dividends	27,214	3,141		492,849	1,779,091

Shares issued in connection with the acquisition of AllianceBernstein International Research Growth Fund	159,915	– 0	–	3,295,398	– 0	–

Shares redeemed	(331,350)	(16,851)		(3,520,738)	(2,421,756)

Net increase	796,453	781,234		$10,114,689	$10,525,397

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2009. Effective July 16, 2009, the Facility will be reduced to $140 million.

NOTE H

Acquisition of AllianceBernstein International Research Growth Fund, Inc. by AllianceBernstein International Growth Fund, Inc. (the “Fund”)

On July 25, 2008, the Fund acquired all of the assets and all of the liabilities of AllianceBernstein International Research Growth Fund, Inc. (“IRG”), pursuant to a plan of reorganization approved on May 8, 2008, by the Boards of Directors of IRG and the Fund. On July 25, 2008, the acquisition was accomplished by a tax-free exchange of 18,002,956 shares of the Fund for 21,703,099 shares of IRG. The aggregate net assets of the Fund and IRG immediately before the acquisition were $3,193,887,109 and $310,313,691 (including $20,279,606 of net unrealized appreciation of investments and foreign currency denominated assets and liabilities), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $3,504,200,800.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2009 and June 30, 2008 were as follows:

	June 30, 2009	June 30, 2008
Distributions paid from:
Ordinary income	$48,629,616	$94,519,187
Long-term capital gain	3,691,678	109,193,732

Total taxable distributions	52,321,294	203,712,919

Total distributions paid	$52,321,294	$203,712,919

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

As of June 30, 2009, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$28,152,117
Accumulated capital and other losses	(1,198,671,538)	(a)
Unrealized appreciation/(depreciation)	(89,418,791)	(b)

Total accumulated earnings/(deficit)	$(1,259,938,212)	(b)

(a)

On June 30, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $459,206,856 (of which $17,439,216 are attributable to the purchase of net assets of AllianceBernstein International Research Growth Fund, Inc. on July 25, 2008) of which $7,970,694 expires in the year 2010, $7,476,210 expires in the year 2011, and $443,759,952 expires in the year 2017. During the fiscal year, the Fund had capital loss carryforwards expire of $1,229,569. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2009, the Fund deferred to July 1, 2009, post-October losses of $739,464,682. As a result of the reorganization with AllianceBernstein International Research Growth Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied based on certain provisions in the Internal Revenue Code.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of Passive Foreign Investment Companies (“PFIC’s”) and the tax treatment of derivatives.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, the tax treatment of Passive Foreign Investment Companies (“PFIC”), reorganization related adjustments, redesignation of dividends, and a capital loss carryforward expiration resulted in a net increase in undistributed net investment income and a net increase in accumulated net realized loss on investment and foreign currency transactions, and an increase to additional paid in capital. This reclassification had no effect on net assets.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Notes to Financial Statements

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 19.18	$ 20.85	$ 16.93	$ 13.72	$ 11.15

Income From Investment Operations
Net investment income(a)	.19	.27	.23	.20	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.59)	(.53)	4.56	3.22	2.46
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.40)	(.26)	4.79	3.42	2.61

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.17)	(.15)	(.09)	(.04)
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.30)	(1.41)	(.87)	(.21)	(.04)

Net asset value, end of period	$ 11.48	$ 19.18	$ 20.85	$ 16.93	$ 13.72

Total Return
Total investment return based on net asset value(d)	(39.15)%	(1.80)%	29.16%	25.11%	23.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,106,113	$2,128,533	$1,630,491	$952,036	$310,073
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.34%	1.23%	1.27%	1.43	%(e)	1.57%
Expenses, before waivers/reimbursements	1.34%	1.23%	1.27%	1.43	%(e)	1.61%
Net investment income	1.58%	1.35%	1.21%	1.26	%(e)	1.17	%(b)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.50	$ 19.15	$ 15.65	$ 12.72	$ 10.38

Income From Investment Operations
Net investment income(a)	.08	.09	.06	.05	.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.95)	(.45)	4.22	3.01	2.30
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.87)	(.36)	4.28	3.06	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.05)	(.06)	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.21)	(1.29)	(.78)	(.13)	– 0	–

Net asset value, end of period	$ 10.42	$ 17.50	$ 19.15	$ 15.65	$ 12.72

Total Return
Total investment return based on net asset value(d)	(39.70)%	(2.45)%	28.18%	24.18%	22.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$55,832	$114,406	$136,704	$109,706	$66,613
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.12%	1.97%	2.00%	2.18	%(e)	2.33%
Expenses, before waivers/reimbursements	2.12%	1.97%	2.01%	2.18	%(e)	2.37%
Net investment income	.74%	.48%	.37%	.33	%(e)	.33	%(b)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 17.53	$ 19.18	$ 15.67	$ 12.72	$ 10.38

Income From Investment Operations
Net investment income(a)	.09	.12	.10	.13	.06	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(6.96)	(.48)	4.19	2.95	2.28
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(6.87)	(.36)	4.29	3.08	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.05)	(.06)	(.01)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.21)	(1.29)	(.78)	(.13)	– 0	–

Net asset value, end of period	$ 10.45	$ 17.53	$ 19.18	$ 15.67	$ 12.72

Total Return
Total investment return based on net asset value(d)	(39.63)%	(2.45)%	28.21%	24.34%	22.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$228,402	$542,520	$444,496	$210,147	$29,957
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.07%	1.94%	1.98%	2.13	%(e)	2.29%
Expenses, before waivers/reimbursements	2.07%	1.94%	1.98%	2.13	%(e)	2.33%
Net investment income	.77%	.62%	.55%	.85	%(e)	.55	%(b)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 19.39	$ 21.05	$ 17.08	$ 13.82	$ 11.22

Income From Investment Operations
Net investment income(a)	.23	.35	.31	.29	.22	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.67)	(.54)	4.57	3.21	2.45
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.44)	(.19)	4.88	3.50	2.67

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.23)	(.19)	(.12)	(.07)
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.34)	(1.47)	(.91)	(.24)	(.07)

Net asset value, end of period	$ 11.61	$ 19.39	$ 21.05	$ 17.08	$ 13.82

Total Return
Total investment return based on net asset value(d)	(39.02)%	(1.49)%	29.51%	25.57%	23.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$302,956	$544,154	$319,322	$108,237	$8,404
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05%	.93%	.97%	1.13	%(e)	1.25%
Expenses, before waivers/reimbursements	1.05%	.93%	.97%	1.13	%(e)	1.29%
Net investment income	1.88%	1.74%	1.62%	1.81	%(e)	1.74	%(b)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Year Ended June 30,	March 1, 2005(f) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 19.06	$ 20.75	$ 16.90	$ 13.72	$ 14.08

Income From Investment Operations
Net investment income(a)	.17	.25	.20	.29	.12
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.57)	(.55)	4.52	3.09	(.48)
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.40)	(.30)	4.72	3.38	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.15)	(.15)	(.08)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.27)	(1.39)	(.87)	(.20)	– 0	–

Net asset value, end of period	$ 11.39	$ 19.06	$ 20.75	$ 16.90	$ 13.72

Total Return
Total investment return based on net asset value(d)	(39.33)%	(2.03)%	28.80%	24.83%	(2.56)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$41,265	$64,985	$29,638	$6,969	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56%	1.49%	1.56%	1.67	%(e)	1.58	%(g)
Expenses, before waivers/reimbursements	1.56%	1.49%	1.56%	1.67	%(e)	1.58	%(g)
Net investment income	1.44%	1.24%	1.02%	1.76	%(e)	2.59	%(g)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Year Ended June 30,	March 1, 2005(f) to June 30, 2005
2009	2008	2007	2006

Net asset value, beginning of period	$ 19.14	$ 20.82	$ 16.95	$ 13.73	$ 14.08

Income From Investment Operations
Net investment income(a)	.20	.29	.31	.34	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.59)	(.54)	4.47	3.09	(.48)
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.39)	(.25)	4.78	3.43	(.35)

Less: Dividends and Distributions
Dividends from net investment income	(.28)	(.19)	(.19)	(.09)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.30)	(1.43)	(.91)	(.21)	– 0	–

Net asset value, end of period	$ 11.45	$ 19.14	$ 20.82	$ 16.95	$ 13.73

Total Return
Total investment return based on net asset value(d)	(39.19)%	(1.78)%	29.13%	25.18%	(2.49)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,486	$15,104	$8,169	$760	$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.28%	1.26%	1.26%	1.41	%(e)	1.32	%(g)
Expenses, before waivers/ reimbursements	1.28%	1.26%	1.26%	1.41	%(e)	1.32	%(g)
Net investment income	1.79%	1.45%	1.60%	2.05	%(e)	2.85	%(g)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
March 1, 2005(f) to June 30,
Year Ended June 30,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 19.27	$ 20.92	$ 16.98	$ 13.74	$ 14.08

Income From Investment Operations
Net investment income(a)	.27	.35	.32	.48	.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(7.64)	(.52)	4.54	3.01	(.48)
Contributions from Adviser	– 0	–	– 0	–(c)	– 0	–(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(7.37)	(.17)	4.86	3.49	(.34)

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.24)	(.20)	(.13)	– 0	–
Distributions from net realized gains on investment and foreign currency transactions	(.02)	(1.24)	(.72)	(.12)	– 0	–

Total dividends and distributions	(.35)	(1.48)	(.92)	(.25)	– 0	–

Net asset value, end of period	$ 11.55	$ 19.27	$ 20.92	$ 16.98	$ 13.74

Total Return
Total investment return based on net asset value(d)	(38.90)%	(1.39)%	29.59%	25.61%	(2.41)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,659	$27,460	$19,421	$2,497	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.86%	.84%	.90%	1.09	%(e)	1.04	%(g)
Expenses, before waivers/reimbursements	.86%	.84%	.90%	1.09	%(e)	1.04	%(g)
Net investment income	2.37%	1.70%	1.70%	2.81	%(e)	3.13	%(g)
Portfolio turnover rate	103%	90%	68%	59%	47%

See footnote summary on page 46.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

See notes to financial statements.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

AllianceBernstein International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Fund, Inc. as of June 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or periods ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 19, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Fund, Inc. as of June 30, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

August 26, 2009

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended June 30, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates the maximum percentage allowable but no less than 100% of its ordinary dividends paid during its fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%. Under Section 852(b)(3)(c) of the Internal Revenue Code (the Code), the Fund designates the maximum amount allowable but no less than $3,691,678 as long-term capital gain dividend for the fiscal year ended June 30, 2009. The Fund also designates the maximum amount allowable but no less than $4,666,356 as foreign tax credit with the associated foreign gross income of $65,439,918.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2009. Complete information will be computed and reported in conjunction with your 2009 Form 1099-DIV.

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman	Nancy P. Jacklin(1)
John H. Dobkin(1)	Garry L. Moody(1)
Michael J. Downey(1)	Marshall C. Turner, Jr.(1)
D. James Guzy(1)	Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Hiromitsu Agata, Vice President

Olalekan Akinyanmi, Vice President

Isabel Buccellati, Vice President

Gregory D. Eckersley(2), Vice President

William A. Johnston, Vice President

Ian Kirwan, Vice President

Michele Patri, Vice President

Robert W. Scheetz(2), Vice President

Lisa A. Shalett, Vice President

Tassos Stassopoulos, Vice President

Stephen Tong, Vice President

Christopher M. Toub(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman &

Company

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s International Research Growth Team, which is comprised of senior sector analysts and a Portfolio Oversight Group. Messrs. Eckersley, Scheetz and Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Chairman of the Board William H. Foulk, Jr., #, + 76 (1994)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly, Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	89	None

John H. Dobkin, # 67 (1994)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	87	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	87	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 73 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004. He was formerly a director of the Intel Corporation (semi-conductors) until May 2008.	87	Cirrus Logic Corporation (semi-conductors)

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 61 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies in the 2009-2010 academic year. She was formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York and member of the Council on Foreign Relations.	87	None

Garry L. Moody, # 57 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995–2008.	86	None

Marshall C. Turner, Jr., # 68 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008 until March 2, 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003–2005, and President and CEO, 2005–2006, after the company was renamed Toppan Photomasks, Inc.	87	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 70 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook; member of Advisory Board of Sustainable Forestry Management Limited.	87	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 49	President and Chief Executive Officer

Executive Vice President of the Adviser**, since July 2008. Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2006 and head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 64	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Hiromitsu Agata 46	Vice President	Senior Vice President of AllianceBernstein Japan Ltd.** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

Olalekan Akinyanmi 38	Vice President	Vice President of the Adviser**, with which he has been associated since May 2006. Prior thereto, he was an Associate Director at UBS Investment Research, covering the oil services industry since prior to 2004.

Isabel Buccellati 40	Vice President	Vice President of AllianceBernstein Limited (“ABL”)** and a Vice President of the Adviser**, with which she has been associated since prior to 2004.

Gregory D. Eckersley 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

William A. Johnston 48	Vice President	Senior Vice President of ABL** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS

Ian Kirwan 34	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2004.

Michele Patri 46	Vice President	Senior Vice President of ABL** and a Vice President of the Adviser**, with which he has been associated since prior to 2004.

Robert W. Scheetz 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Lisa A. Shalett 46	Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004.

Tassos Stassopoulos 41	Vice President	Vice President of the Adviser**, with which he has been associated since November 2007. Prior thereto, he was a Managing Director since 2005 and a senior analyst and sector head for Pan European Travel and Leisure coverage at Credit Suisse since prior to 2004.

Stephen Tong 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Christopher M. Toub 50	Vice President	Executive Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 50	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Assistant Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS, ABL and AB Japan Ltd. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein International Growth Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 5-7, 2009.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2007 and 2008 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2009 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International (MSCI) All Country World (ex-US) Index (Net) (the “MSCI All Country World Index”) and the MSCI World (ex-US) Index (Net) (the “MSCI World Index”), in each case for the 1-, 3-, 5- and 10-year periods ended January 31, 2009, except as indicated below and (in the case of comparisons with the MSCI World Index) the since inception period (June 1994 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 3-year periods, 5th quintile of the Performance Group and 2nd quintile of the Performance Universe for the 5-year period and 1st out of 4 of the Performance Group and in the 1st quintile of the Performance Universe for the 10-year period, and that the Fund underperformed the MSCI All Country World Index in the 1-, 3- and 5-year periods (no information was available for the 10-year and since inception periods) and outperformed the MSCI World Index in the 10-year and since inception periods but underperformed that index in the 1-, 3- and 5-year periods. The directors noted the small number of funds in the Performance Group. The directors also reviewed performance information for periods ended March 31, 2009 (for which the data was not limited to Class A Shares), and noted that in 2009 the Fund outperformed the Lipper International Large Cap Growth Funds Average and lagged its indices by modest amounts. Based on their review, the directors concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with an investment style similar to that of the Fund. For this purpose, they reviewed the

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

relevant fee information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style similar to that of the Fund. The directors noted that the institutional fee schedule for clients with an investment style similar to that of the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The directors noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Fund’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund’s contractual effective advisory fee rate, at approximate current size, of 75 basis points, plus the less than 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap), was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were in excess of the first breakpoint level. Accordingly, the Fund’s current effective advisory fee rate would reflect a reduction due to the effect of the breakpoints and would be further reduced to the extent the net assets of the Fund increase further. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and were resulting in a sharing of economies of scale.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF

INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets[4]	Net Assets 02/28/09 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,429.1	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $114,963 (0.004% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during its most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:5

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[6] (12/31/08)		Fiscal Year End
International Growth Fund, Inc.[7]	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	1.03 1.32 2.08 2.04 1.57 1.32 0.89	% % % % % % %	June 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fee is based on the percentage of the Fund’s daily net assets and is paid on a monthly basis.
5	Semi-annual total expense ratios are unaudited

6	Annualized.

7	The stated caps were made effective on May 16, 2005.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	61

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have

8	Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

62	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 28, 2009 net assets:

Fund	Net Assets 02/28/09 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.[9]	$1,429.1	International Large Cap Growth 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.414%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.10 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

9	Fees shown are for the International Large Cap Growth Strategy, which is similar but more concentrated than the Fund’s strategy.
10	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	63

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Growth Fund, Inc.[14]	0.750	0.879	4/14

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16 It

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.
13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, five other International Large-Cap Growth Funds (“ILCG”) and eight International Multi-Cap Growth Funds (“IMCG”).

15	It should be noted that the expansion of the Fund’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.
16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

64	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.17

Fund	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[19]	1.228	1.424	2/14	1.474	5/48

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2008, relative to 2007.20

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.
18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.
19	The Fund’s EU includes the Fund, EG and all other IMCG and ILCG funds, excluding outliers.
20	The Adviser’s profitability increased in 2008 as the Fund’s average AUM increased from $2,555.6 million in 2007 to $2,924.5 million in 2008.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	65

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $127,365, $12,662,895 and $270,797 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.21

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,330,991 in fees from the Fund.22

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay com-

21	The amounts shown are the front end sales charge, 12b-1 and CDSC fees prior to the Fund’s recent merger and do not include amounts of the acquired fund(s).

22	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $94,310 under the offset agreement between the Fund and ABIS.

66	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

missions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Portfolio would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,23 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli24 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.25 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual

23	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
24	The Deli study was originally published in 2002 based on 1997 data.

25	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	67

Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund26 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)27 for the periods ended January 31, 2009.28

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-49.60	-43.66	-44.37	6/6	18/19
3 year	-14.72	-12.10	-12.23	6/6	16/18
5 year	-0.58	-0.40	-1.28	4/5	5/17
10 year	2.68	0.77	-0.90	1/4	1/12

26	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.
27	The Fund’s PG and PU is not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU are somewhat different from that of an EG or EU.
28	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

68	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)29 versus its benchmark.30 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.31

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	-49.60	-14.72	-0.58	2.68	5.01	20.12	-0.08	5
MSCI All Country World ex US Index (Net)[30]	-45.01	-11.81	0.36	N/A	N/A	18.16	-0.06	5
MSCI World ex US Index (Net)[30]	-44.72	-11.41	0.79	1.34	3.10	N/A	N/A	N/A
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

29	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
30	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.
31	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	69

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

70	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	71

NOTES

72	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	73

NOTES

74	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	75

NOTES

76	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0151-0609

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
AB International Growth	2008	$40,500		$25,730
	2009	$38,842		$13,200

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB International Growth	2008	$428,330	$25,730
			$—
			$(25,730)
	2009	$284,399	$13,200
			$—
			$(13,200)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12(a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	August 25, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	August 25, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	August 25, 2009